AMENDMENT TO

SHARE EXCHANGE AGREEMENT

THIS AMENDMENT to the Share Exchange Agreement (the "*Agreement*") dated the 21st day of March, 2014, by and among **FROZEN FOOD GIFT GROUP, INC.**, a corporation organized and existing under the laws of the State of Delaware ("*FROZ*" or the "*Company*"), and **APT GROUP, INC.**, a corporation organized and existing under the laws of the State of Missouri ("*APT*"), is entered into as of the 27th day of March, 2014. Each of FROZ and APT are sometimes referred to herein, collectively, as the "*Parties*".

The Share Exchange Agreement states that the closing of the transaction is subject to the performance or waiver of all of the conditions set forth in the Agreement. In mutual agreement, FROZ and APT hereby amend the Agreement by agreeing to waive any conditions precedent of the Agreement that have not yet been satisfied with the understanding that these items will be resolved post closing.

IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of March 27, 2014.

FROZEN FOOD GIFT GROUP, INC.

By: ______________________
Jonathan F. Irwin
Chief Executive Officer

APT GROUP, INC.

By: ______________________
Troy A. Covey
President